UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2015

GROW SOLUTIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29301	87-0575118
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

535 5th Avenue, 24th Floor

New York, NY 10017

(Address of Principal Executive Offices)

(Former name or former address, if changed since last report)

(646) 863-6341

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 7, 2015, Grow Solutions Holdings, Inc. (the “Company”) closed a Credit Agreement (the “Credit Agreement”) by and among the Company, as borrower, Grow Solutions, Inc. and One Love Garden Supply as joint and several guarantors (such guarantors, collectively, the “Subsidiaries” and together with the Company, the “Borrowers”) and TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership, as lender (“TCA”). Pursuant to the Credit Agreement, TCA agreed to loan the Company up to a maximum of $3,000,000 for the Company’s product division, construction and renovation of two stores, and inventory. An initial amount of $950,000 was funded by TCA at the closing of the Credit Agreement.  Any increase in the amount extended to the Borrowers shall be at the discretion of TCA.

The amounts borrowed pursuant to the Credit Agreement are evidenced by a Revolving Note (the “Revolving Note”) and the repayment of the Revolving Note is secured by a first position security interest in substantially all of the Company’s assets in favor of TCA, as evidenced by a Security Agreement by and between the Company and TCA (the “Company Security Agreement”) and a first position security interest in substantially all of the Subsidiaries’ assets in favor of TCA, as evidenced by a Security Agreement by and among the Subsidiaries and TCA (the “Subsidiaries Security Agreement” and, together with the Company Security Agreement, the “Security Agreements”).  The Revolving Note is in the original principal amount of $950,000, is due and payable, along with interest thereon, on June 7, 2017 (the “Maturity Date”), and bears interest at the rate of 18% per annum, with the first four months of payments by the Company under the Revolving Note being interest only. Upon the occurrence of an Event of Default (as defined in the Credit Agreement) the interest rate shall increase to the Default Rate (as defined in the Credit Agreement). The payments under the Revolving Note are amortized over 18 months.

Only upon the occurrence of an Event of Default or mutual agreement between TCA and the Company, at the sole option of TCA, TCA may convert all or any portion of the outstanding principal, accrued and unpaid interest, and any other sums due and payable under the Revolving Note into shares of the Company’s common stock at a conversion price equal to 85% of the lowest daily volume weighted average price of the Company’s common stock during the five trading days immediately prior to such applicable conversion date, in each case subject to TCA not being able to beneficially own more than 4.99% of the Company’s outstanding common stock upon any conversion.

As further consideration for TCA entering into and structuring the Credit Agreement, the Company shall pay to TCA an advisory fee by issuing shares of restricted common stock of the Company (the “Advisory Fee Shares”) equal to $325,000 (the “Advisory Fee”). In the event that the Company pays TCA all of the outstanding obligations due under the Credit Agreement on or before June 7, 2015, the Advisory Fee shall be reduced to $292,500. Additionally, as long as there is (i) no Event of Default (ii) no occurrence of any other event that would cause an Event of Default, and (iii) the Company makes timely Advisory Fee Payments (as defined below), TCA agrees that it will not sell any Advisory Fee Shares in the Principal Trading Market (as defined in the Credit Agreement) prior to the Maturity Date, in exchange for monthly cash payments by the Company beginning on July 4, 2016 and ending on the Maturity Date as set forth in the Credit Agreement, which shall be credited and applied towards the repayment of the Advisory Fee (the “Advisory Fee Payments”). In the event that TCA shall sell the Advisory Fee Shares, as long as there is no Event of Default, TCA shall not, during any given calendar week, sell Advisory Fee Shares in excess of 25% of the average weekly volume of the common stock of the Company on the Principal Trading Market over the immediately preceding calendar week, as reported by Bloomberg.

As additional security, the Company pledged its ownership interests in the Subsidiaries, pursuant to a Stock Pledge and Escrow Agreement entered into as of December 7, 2015 (the “Pledge Agreement”).

The above descriptions of the Credit Agreement, Revolving Note, Security Agreements and Pledge Agreement do not purport to be complete and are qualified in their entirety by the full text of the documents themselves, filed herewith, as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 above is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Item 1.01 above is hereby incorporated by reference.

These securities issued pursuant to the Credit Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities qualified for exemption under Section 4(a)(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(a)(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(a)(2) of the Securities Act as they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Credit Agreement by and among the Company, Grow Solutions, Inc., One Love Garden Supply, and TCA Global Credit Master Fund, LP
10.2*	Revolving Note issued by the Company in favor of TCA Global Credit Master Fund, LP
10.3*	Security Agreement by and between the Company and TCA Global Credit Master Fund, LP
10.4*	Security Agreement by and among Grow Solutions, Inc., One Love Garden Supply, and TCA Global Credit Master Fund, LP
10.5*	Pledge Agreement by and between the Company and TCA Global Credit Master Fund, LP, with joinder of escrow agent

*filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROW SOLUTIONS HOLDINGS, INC.

Date: December 23, 2015	By:	/s/ Jeffrey Beverly
	Name:	Jeffrey Beverly
	Title:	President

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